UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

Explanatory Note

On July 7, 2011, we filed a Current Report on Form 8-K, or the Form 8-K, reporting that we had acquired the Philadelphia SNF Portfolio and obtained a secured revolving credit facility with an aggregate maximum principal amount of $71,500,000 from KeyBank National Association on June 30, 2011. We are filing this Current Report on Form 8-K/A, or Form 8-K/A, to correct scrivener’s errors contained in the deeds filed as Exhibits 10.8 through 10.10 filed under Item 9.01(d) of the Form 8-K. The correct versions of the deeds, attached hereto as Exhibit 10.1, 10.2 and 10.3, hereby replace and supersede the deeds filed as Exhibits 10.8, 10.9 and 10.10, respectively, filed in the Form 8-K. Additionally, the Deed by Philadelphia Authority for Industrial Development for the benefit of G&E HC REIT II Maplewood Manor SNF, L.P., dated June 30, 2011, is filed herewith as Exhibit 10.4 as it inadvertently was not included in the Form 8-K.

The material terms of the deeds are qualified in their entirety by the documents attached hereto as Exhibits 10.1 through 10.4 to this Form 8-K/A and incorporated by reference to the Form 8-K. This Form 8-K/A, hereby amends Item 9.01(d) of the Form 8-K and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

(d) Exhibits.

10.1 Special Warranty Deed by Cliveden-Maplewood Convalescent Centers, Inc. for the benefit of G&E HC REIT II Cliveden SNF, L.P., dated June 30, 2011

10.2 Deed by Cliveden-Maplewood Convalescent Centers, Inc. for the benefit of G&E HC REIT II Maplewood Manor SNF, L.P., dated June 30, 2011

10.3 Deed by Tucker House II, Inc. for the benefit of G&E HC REIT II Tucker House SNF, L.P., dated June 30, 2011

10.4 Deed by Philadelphia Authority for Industrial Development for the benefit of G&E HC REIT II Maplewood Manor SNF, L.P., dated June 30, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

July 11, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Special Warranty Deed by Cliveden-Maplewood Convalescent Centers, Inc. for the benefit of G&E HC REIT II Cliveden SNF, L.P., dated June 30, 2011
10.2	Deed by Cliveden-Maplewood Convalescent Centers, Inc. for the benefit of G&E HC REIT II Maplewood Manor SNF, L.P., dated June 30, 2011
10.3	Deed by Tucker House II, Inc. for the benefit of G&E HC REIT II Tucker House SNF, L.P., dated June 30, 2011
10.4	Deed by Philadelphia Authority for Industrial Development for the benefit of G&E HC REIT II Maplewood Manor SNF, L.P., dated June 30, 2011